UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2010
SOMAXON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51665 (Commission File Number)	20-0161599 (IRS Employer Identification No.)

420 Stevens Avenue, Suite 210, Solana Beach, California (Address of Principal Executive Offices)	92075 (Zip Code)
Registrant’s telephone number, including area code: (858) 480-0400
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 25, 2010, Somaxon Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc., as representative of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale of up to 6,900,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), including 900,000 shares of Common Stock issuable to the Underwriters pursuant to an overallotment option. The price to the public in the offering was $8.25 per share, and the Underwriters purchased the shares from the Company pursuant to the Underwriting Agreement at a price of $7.71375 per share. On March 29, 2010, the Underwriters exercised their overallotment option in full, and the offering closed on March 31, 2010. The net proceeds to the Company from the offering are expected to be approximately $52.8 million, after deducting underwriting discounts and commissions and estimated offering expenses.
     The offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-162788) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) and a prospectus supplement filed with the SEC. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report and is incorporated by reference herein, and the foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A copy of the opinion of Latham & Watkins LLP relating to the legality of the issuance and sale of the Common Stock in the offering is attached as Exhibit 5.1 to this report.
     The Company issued press releases on March 22, 2010, March 25, 2010 and March 31, 2010 announcing the commencement of the offering, the pricing of the offering and the completion of the offering, respectively. The press releases are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this report and are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated March 25, 2010

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

99.1	Press Release, dated March 22, 2010

99.2	Press Release, dated March 25, 2010

99.3	Press Release, dated March 31, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2010	SOMAXON PHARMACEUTICALS, INC.
	By:	/s/ Matthew W. Onaitis
		Name:	Matthew W. Onaitis
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated March 25, 2010

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

99.1	Press Release, dated March 22, 2010

99.2	Press Release, dated March 25, 2010

99.3	Press Release, dated March 31, 2010